UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 17, 2018

__________________________________________________________________

CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

[ ]	Emerging growth company
[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On December 17, 2018, Celadon Group, Inc., a Delaware corporation (the “Company”), dismissed BKD, LLP (“BKD”) as the Company’s independent registered public accounting firm.  The decision to change accountants was approved by the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors.

As previously disclosed in a Form 8-K dated May 1, 2017, the Audit Committee concluded that the Company’s financial statements for the fiscal year ended June 30, 2016 and quarters ended September 30 and December 31, 2016, and related reports of BKD, should not be relied upon.  As previously disclosed in a Form 8-K dated April 3, 2018, the Audit Committee and the Company’s management concluded that the annual financial statements for the Company’s 2014 and 2015 fiscal years, the unaudited quarterly reports issued during such periods, and the unaudited quarterly reports issued during fiscal 2016, should no longer be relied upon, and that the Company had concluded there were deficiencies in its internal control over financial reporting that constituted material weaknesses for each of the effected periods and, as a result, management’s reports on its internal control over financial reporting as of June 30, 2014, June 30, 2015, and June 30, 2016 should no longer be relied upon.  The assessment of these matters and their impact on subsequent periods is ongoing.  BKD has not issued an audit report for the fiscal years ended June 30, 2017 or 2018, the Company’s two most recent fiscal years.

During the Company’s two most recent fiscal years and the subsequent interim period to December 17, 2018, there were no disagreements between BKD and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BKD’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with an audit report.

As previously disclosed in a Form 8-K dated May 1, 2017, on April 25, 2017, BKD informed the chair of the Audit Committee that it was withdrawing its reports on the June 30, 2016, September 30, 2016, and December 31, 2016 financial statements of the Company (the “BKD Withdrawn Reports”) and that those reports should no longer be relied upon.  BKD advised the Company that additional information relating to transactions involving revenue equipment held for sale had come to BKD’s attention subsequent to BKD’s issuance of its audit report on the Company’s June 30, 2016 financial statements and after the issuance of BKD’s review reports on the Company’s September 30, 2016 and December 31, 2016 interim financial statements.  BKD further advised the Company that, in accordance with PCAOB Auditing Standard 2905, BKD had performed additional procedures to evaluate this information, including requesting explanations and supporting documentation from the Company’s management.  Based on the results of BKD’s procedures, BKD advised the Company that BKD was unable to obtain sufficient appropriate audit evidence to provide a reasonable basis to support the BKD Withdrawn Reports.  Subsequent to the withdrawal of its reports, BKD has advised the Company that (i) internal controls necessary for the Company to develop reliable financial statements did not exist with respect to the BKD Withdrawn Reports; and (ii) information had come to BKD’s attention that has led it to no longer be able to rely on former management’s representations with respect to the BKD Withdrawn Reports.  The Audit Committee has discussed these matters with BKD.

Other than as set forth above, there were no “reportable events” under Item 304(a)(1)(v) of Regulation S-K that occurred during the Company’s two most recent fiscal years and the subsequent interim period to December 17, 2018.

The Audit Committee has authorized BKD to respond fully to inquires of the Company’s successor auditor, Grant Thornton LLP (“Grant Thornton”).  The Company provided BKD with a copy of the disclosure it is making in this report in response to Item 304(a) of Regulation S-K and requested that BKD furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether BKD agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K.  A copy of BKD’s letter to the SEC dated December 21, 2018, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On December 21, 2018, the Company engaged Grant Thornton as the Company’s new independent registered public accounting firm, effective immediately.  The engagement was previously approved by the Audit Committee and the Audit Committee authorized the Company to engage Grant Thornton.  The Company will work with Grant Thornton to complete its audits of the Company’s financial statements for the required unreported periods as soon as practicable.

During the Company’s two most recent fiscal years and during the subsequent interim periods to December 21, 2018, neither the Company nor anyone acting on its behalf consulted with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Grant Thornton concluded was an important factor considered by the Company in reaching its decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION
	16.1	Letter dated December 21, 2018, from BKD, LLP.

The information contained in this report contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements may be identified by their use of terms or phrases, including "expects," "expected," "will," "would," "could," "intends," "believes," "anticipates," "future," and similar terms and phrases. Forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  In this report, statements relating to working with Grant Thornton to complete its audits of the Company’s financial statements for the required unreported periods, among others, are forward-looking statements.   Actual results may differ from those set forth in the forward-looking statements.  Readers should review and consider factors that could impact results as provided in various disclosures by the Company in its press releases, stockholder reports, and filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: December 21, 2018	By:	/s/ Thomas S. Albrecht
Thomas S. Albrecht Executive Vice President, Chief Financial Officer, and Chief Strategy Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
16.1	Letter dated December 21, 2018, from BKD, LLP.